SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 14, 2003

Borland Software Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	0-16096	94-2895440
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Enterprise Way, Scotts Valley, California 95066-3249
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (831) 431-1000

(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

On January 16, 2003, Borland Software Corporation, a Delaware corporation (“Borland”), filed a Current Report on Form 8-K to report its acquisition of TogetherSoft Corporation, a Delaware corporation (“TogetherSoft”). As permitted under Items 7(a)(4) and (b)(2) of Form 8-K, Borland indicated that it would file the financial statements and pro forma financial information required under Item 7 of Form 8-K no later than the date required. This Amendment No. 1 of Current Report on Form 8-K provides the required financial information and amends Item 7 of the Current Report on Form 8-K filed by Borland on January 16, 2003.

(a)	Financial Statements

The TogetherSoft financial statements required by this item are included as an exhibit hereto.

(b)	Pro Forma Financial Information

The pro forma financial information required by this item is included as an exhibit hereto.

(c)	Exhibits

23.1	Consent of PricewaterhouseCoopers LLP, independent accountants.

99.1	Unaudited pro forma combined consolidated condensed financial statements giving effect to the combination of Borland and TogetherSoft.

99.2	Unaudited financial statements of TogetherSoft as of September 30, 2002, and audited financial statements of TogetherSoft for the years ended December 31, 2001, and December 31, 2000, and the period from inception (August 25, 1999) through December 31, 1999.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BORLAND SOFTWARE CORPORATION

Date: February 10, 2003	By:	/s/ KENNETH R. HAHN
Name: Kenneth R. Hahn Title: Senior Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP, independent accountants.

99.1	Unaudited pro forma combined consolidated condensed financial statements giving effect to the combination of Borland and TogetherSoft.

99.2

Unaudited financial statements of TogetherSoft as of September 30, 2002, and audited financial statements of TogetherSoft for the years ended December 31, 2001, and December 31, 2000, and the period from inception (August 25, 1999) through December 31, 1999.